SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):    April 15, 2002



                               VIEW SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



Florida                                     1-15247               59-2928366
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(State or other Jurisdiction      (Commission File Number)    (I.R.S. Employer
of Incorporation)                                            Identification No.)



            Gunther Than, 1100 Wilso Drive, Baltimore, Maryland 21223
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                (Address of Principal Executive Offices/Zip Code)



Registrant's telephone number, including area code:           (410) 646-3000
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                                 Not Applicable
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          (Former Name or Former Address, if changed since last Report)


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ITEM 5.  OTHER EVENTS

     On April 2, 2002, View Systems, Inc. (the "Registrant") filed a Notification of Late Filing on Form 12b-25 relating to its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001. However, the Registrant is unable to file the Form 10-KSB within the 15 day period provided by the filing of such form. As of April 15, 2002, the Registrant is delinquent in filing its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

     On December 16, 2001, the Registrant acquired a minority interest in Milestone Technology, Inc. ("Milestone") and on March 25, 2002, the Registrant acquired 100% of the outstanding stock of Milestone. The Registrant has experienced difficulty in collecting and integrating the financial data of, and generating financial statements for, Milestone.

     Because of the failure to file its Form 10-KSB within the prescribed timeframe, the Registrant does not meet the adequate current public information requirement contained in Rule 144(c), promulgated under the Securities Act of 1933, as amended, and the Registrant's shareholders may not rely on Rules 144 or 145 for the resale of restricted securities until the Registrant's Form 10-KSB is filed and the Company has otherwise provided adequate current public information.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) and (b) Not Applicable.

         (c) Exhibits.

         99.1 Press Release Dated March 25, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        View Systems, Inc.
                                                        (Registrant)


Date:    04/17/02                             /s/  Gunther Than
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                                              Gunther Than
                                              President and
                                              Chief Executive Officer


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                                INDEX TO EXHIBITS

   Exhibit No.                               Description
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     99.1                  Press  Release  dated  March 25, 2002  regarding  the
                           acquisition of 100% of the outstanding stock of Milestone Technology, Inc. by View Systems, Inc.



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